Rule 497(d)
                                     FT 447


                Supplement to the Prospectus dated July 26, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of ImClone Systems Inc. (Ticker: IMCL) have been removed from the portfolios of Genomics & Proteomics Select Portfolio, Series 3 and Genomics & Proteomics Portfolio, Series 3 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

In addition, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.

January 29, 2002